UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Ameren Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on April 27, 2017.

Meeting Information
	Meeting Type:	Annual Meeting
	For holders as of:	February 27, 2017
	Date: April 27, 2017	Time: 10:30 a.m. CDT
Location: St. Louis Art Museum
One Fine Arts Drive
AMEREN CORPORATION 1901 CHOUTEAU AVENUE ST. LOUIS, MO 63103	Forest Park St. Louis, Missouri 63110
You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT            ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                                 1) BY INTERNET:         www.proxyvote.com

                                 2) BY TELEPHONE:     1-800-579-1639

                                 3) BY E-MAIL*:             sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 13, 2017 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

    The Board of Directors recommends you vote FOR the

    following:

    ITEM 1

    ELECTION OF DIRECTORS—NOMINEES FOR DIRECTOR

1a.	WARNER L. BAXTER

1b.	CATHERINE S. BRUNE

1c.	J. EDWARD COLEMAN

1d.	ELLEN M. FITZSIMMONS

1e.	RAFAEL FLORES

1f.	WALTER J. GALVIN

1g.	RICHARD J. HARSHMAN

1h.	GAYLE P. W. JACKSON

1i.	JAMES C. JOHNSON

1j.	STEVEN H. LIPSTEIN

1k.	STEPHEN R. WILSON

The Board of Directors recommends you vote FOR the following proposal:

ITEM 2 –	NON-BINDING ADVISORY APPROVAL OF COMPENSATION OF THE NAMED EXECUTIVE OFFICERS DISCLOSED IN THE PROXY STATEMENT.

The Board of Directors recommends you vote 1 YEAR for the following proposals:

ITEM 3 –	NON-BINDING ADVISORY APPROVAL ON FREQUENCY OF EXECUTIVE COMPENSATION SHAREHOLDER ADVISORY VOTE.

The Board of Directors recommends you vote FOR the following proposal:

ITEM 4 –	RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2017.

The Board of Directors recommends you vote AGAINST the following proposals:

ITEM 5 –	SHAREHOLDER PROPOSAL REGARDING A REPORT ON AGGRESSIVE RENEWABLE ENERGY ADOPTION.

ITEM 6 –	SHAREHOLDER PROPOSAL REGARDING A REPORT ON THE IMPACT ON THE COMPANY’S GENERATION PORTFOLIO OF PUBLIC POLICIES AND TECHNOLOGICAL ADVANCES THAT ARE CONSISTENT WITH LIMITING GLOBAL WARMING.

ITEM 7 –	SHAREHOLDER PROPOSAL REGARDING A REPORT ON COAL COMBUSTION RESIDUALS.

NOTE: In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.